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                                                                   EXHIBIT 23.01

                                    CONSENT


        As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement of our reports dated January 26, 1995, included in the Oklahoma Gas and Electric Company Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this Registration Statement No. 33-59805.


                                                          ARTHUR ANDERSEN LLP

Oklahoma City, Oklahoma

August 16, 1995